Exhibit 99.1

UNIVERSAL INFLUENZA VACCINE PROGRAM - BWV - 101 Developing a single vaccine to protect against all influenza strains using ground - breaking mathematical models and research Brian Price, Ph.D. April 20, 2022 | World Vaccine & Immunotherapy Congress 2022

Forward Looking Statements Certain statements in this presentation are forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. These forward - looking statements are based on Blue Water Vaccines’ (“ BWV”) current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, risks related to the development of BWV’s vaccine candidates, including, but not limited to BWV - 301; the failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any vaccine under development, there are significant risks in the development, regulatory approval and commercialization of new products. BWV does not undertake an obligation to update or revise any forward - looking statement. Investors should read the risk factors set forth in BWV’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2021 and other reports filed with the SEC on or after the date thereof. All of BWV’s forward - looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof. 2

Overview • The continued need for a Universal Influenza Vaccine • Blue Water Vaccines Approach – Technology developed at the University of Oxford – Mathematical model • Epitope Identification • H1N1 epitope data – previously presented at WVC • H3N2 and FluB epitope identification • Summary and Path Forward 3

Why Develop an Influenza Vaccine? • Influenza (the flu ) is a virus that kills 290,000 - 650,000 people and causes 3 - 5 million cases of severe illness each year (WHO). • An estimated $ 87.1 billion USD is lost through absenteeism and sickness in the US (CDC Foundation, 2014). • $4 billion USD is spent on the flu vaccine each year (WHO, 2010). The best way to protect against influenza is through vaccination. • Vaccination in the case of flu involves a yearly injection of attenuated or dead influenza viruses to induce immunity in the form of the antibodies against the circulating seasonal influenza strains . 4

INFLUENZA A POPULATION STRUCTURE

Strains of Flu A replace one another in time.
Because the vaccine targets highly variable loci of the virus, it is strain specific and thus needs constant updating.

There are two schools of thinking about flu A epidemiology and evolution: **drift** and **thrift**.

Under thrift, a universal, strain transcending vaccine is possible. But two facts need checking:

- Are there loci (possible epitopes) that cycle in time?
- Are those loci (possible epitopes) immunogenic?

H3N2 "antigenic **drift**"



SW13
HK14
TX12
VI11
PE09
BR07
WI05
CA04
2002
2004
2006
2008
2010
2012
2014

H3N2 vaccine updates



Hong Kong/14
Switzerland/13
Texas/12
Victoria/11
Perth/09
Brisbane/07
Wisconsin/05
California/04
Wellington/04
Fujian/02
Moscow/99
Sydney/97
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

Talk: Real-time evolutionary forecasting for influenza vaccine strain selection. Trevor Bedford @ Epidemics5

H3N2 "antigenic **thrift**"



proportion infected (Y)
0.000
0.005
0.010
0.015
100
150
200
250
300
350
400
time

Lourenço, J., Wikramaratna, P.S. & Gupta, S. MANTIS: an R package that simulates multilocus models of pathogen evolution. BMC Bioinformatics 16, 176 (2015)

blue water vaccines

BioISI · Department of Zoology · Ciências ULisboa

5

Modeling Overview x Epitopes of limited variability which are under STRONG immune selection exist within influenza. x These Epitopes drive the antigenic evolution of influenza. x These Epitopes cycle between a limited number of different conformations. Epitopes of limited variability would make ideal vaccine targets. 6

Reverse Immunodynamics of Influenza Viruses Shortlist epitopes (loci) that may be under immune pressure Mine genetic data for loci that are of limited variability and cycle in time Obtain theoretical insights on how immunity drives population dynamics and genetic structure Perform empirical research on shortlisted epitopes Develop new vaccines, and contribute to public health Influenza A 7

INFLUENZA A (H1N1) CYCLIC IMMUNOGENICITY

Serum (mainly from juveniles) can be used to verify cross-reactivity and neutralization of immune responses between contemporary and historical strains.

- Are there loci (possible epitopes) that cycle in time?

Likely, yes.

Historical Microneutralization



a
A/California/07/2009
A/Solomon Islands/06/2006
A/New Caledonia/20/1999
A/USSR/90/1977
A/PR/8/1934
A/WSN/1933
A/South Carolina/1/1918
Samples (columns)
IC50
Negative
$10–10^2$
$10^2–10^3$
$10^3–10^4$
$10^4–10^5$

Fig. 1 Pseudotype microneutralisation data reveals a cyclic pattern of epitope recognition. **a** Serum samples from children aged between 6 and 12 years in 2006/2007. $n = 88$ were tested for their ability to neutralise a panel of pseudotyped lentiviruses representing a range of historical isolates.

Thompson, C.P., Lourenço, J., Walters, A.A. et al.
A naturally protective epitope of limited variability as an influenza vaccine target.
Nat Commun 9, 3859 (2018)

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Bioinformatic and Structural Computational Pipeline



Quantify accessibility of each surface AA on the HA (H1) protein structure

For each AA, check which other AAs are accessible within the footprint of an AB centred on that AA

Define theoretical AB sites as sets of AAs visible to an AB with specific binding site area

Identify theoretical AB sites across the HA protein structure



FluA H1N1 full genome data: extract historical genetic variation included within theoretical AB sites

Shortlist those that have limited genetic variation, to avoid candidates including highly variable AAs

Prioritize those that cycle in time (serological and neutralizing data can be used as heuristic)

Shortlist theoretical AB sites that follow theoretical expectations of limited variability and cycling in time

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Regions visible by theoretical AB Y - axis: for a pin on this AA… X - axis: these AAs are shortlisted. structure 1ru7 1934 50, 800 A, C, D G, I, K Are the copies of the protein that exist in this crystal structure 10

Regions visible by theoretical AB (head region of HA): one structure Intersection: Takes into consideration structure (method) and biological variation. structure 1ru7 1934 50, 800 If we place a pin on 155 Selected epitopes i.e. sets of AA in proximity and accessible for a “target” centered at 155 11

Regions visible by theoretical AB (head region of HA): one structure Epitopes: Intersection: Takes into consideration structure (method) and biological variation. structure 3lzg 2009 50, 800 If we place a pin on 155 12

Regions visible by theoretical AB (head region of HA): across structures 13

14 Through the computational and manual exploration of the genetic and structural data a candidate for a universal vaccine was put forward. The candidate has preliminarily shown to have cycled in time and could explain most of the patterns observed in the serological & neutralization data. It has been tested for immunogenicity and protection against disease and death in animal experiments. OREO is patented and laboratory work is ongoing. THE H1 OREO CANDIDATE Thompson, C.P., Lourenço, J., Walters, A.A. et al. A naturally protective epitope of limited variability as an influenza vaccine target. Nat Commun 9, 3859 (2018)

Do Epitopes of Limited Variability Exist in H3N2 and FluB ? 15 Strains pre - 1995 (IC50) Recent strains (IC50) Historical strains H3N2 FluB Unpublished work – Blue Water Vaccines / Oxford University.

16 H3 theoretical AB maps

The INDY and MAIZ candidates for Influenza A H3 17 Patent OU Innovation Limited Blue Water Vaccines No: GB2204478.8 Ref: 489.143574 Patent OU Innovation Limited Blue Water Vaccines No: GB2204478.8 Ref: 489.143574

Flu B theoretical AB maps 18

The TATI candidate for Influenza B (Yamagata & Victoria) 19 Patent OU Innovation Limited Blue Water Vaccines No: GB2204478.8 Ref: 489.143575

Progress to date and Next Steps 1. Identified two epitopes of limited variability in H3N2 influenza A and one epitope in influenza B. 2. Sites to be evaluated to confirm immunogenicity experimentally. x Generating antigen specific sera and evaluating for strain cross - reactivity and neutralization. x Evaluating sera from cohorts of young children to confirm cross - reactivity in historical strains x Animal vaccination and challenge studies to demonstrate that protective immunogenicity can be induced. 20

Summary x The large seasonal burden warrants the development of improved influenza vaccines. x Improved influenza vaccines should provide broad protection without the need for annual immunization. x We have focused our development efforts on identified epitopes of limited variability in the head region of the HA. x These epitopes are highly immunogenic and have been shown to provide protection against challenge (H1). 21

Thank you! Brian Price, Ph.D. Blue Water Vaccines